SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                        Century Capital Management Trust
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

CENTURY CAPITAL MANAGEMENT TRUST
Century Shares Trust
Century Small Cap Select Fund

TELEPHONE SCRIPT

INTRODUCTION:

If Shareholder is an Individual:
--------------------------------

Hello. I'm trying to reach ____________________. Is he/she available? My name is ____________________ and I'm calling on a recorded line regarding your investment in [FUND NAME]. We sent you a proxy card for the upcoming shareholders meeting and have not yet received it, so we're calling to confirm that you received the proxy and to ask if you have any objection to voting along with the recommendation of the Fund's Board?

If Shareholder is a Corporation or other entity:
------------------------------------------------

Hello. My name is ____________________ and I'm calling on a recorded line regarding the investment in [FUND NAME] held by [COMPANY NAME]. You are listed as a contact for the Company. We sent you a proxy card for the upcoming shareholders meeting and have not yet received it, so we're calling to confirm that you received the proxy and to ask if you have any objection to voting along with the recommendation of Fund's Board?

SCENARIO 1:

If Shareholder has no objection:
--------------------------------

If you wish, I can record your vote over the telephone right now.

If Shareholder agrees to vote over the telephone:
-------------------------------------------------

I am recording your vote for the proposal and will send you a printed confirmation to (address). Please review your confirmation when you receive it and call {CFS toll free} immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

After Shareholder response:
--------------------------

Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 2:

If Shareholder has no objection:
--------------------------------

If you wish, I can record your vote over the telephone right now.

If Shareholder does NOT agree to vote over the telephone:
---------------------------------------------------------

Would you like our toll free number so you can call back at your convenience? Your participation would be greatly appreciated and it would just take a brief moment to vote your shares over the phone.

If Shareholder wants the toll free number:
------------------------------------------

Please call {CFS toll free} any time between 9:00 am to 11:00 pm Eastern Time, Monday through Friday, or between noon and 6 pm on Saturday. Thank you for your time. Have a nice day/evening!

If Shareholder does NOT want the toll free number:
--------------------------------------------------

Thank you for your time. Have a nice day/evening!

SCENARIO 3:

If Shareholder has NOT received the proxy statement and proxy card:
-------------------------------------------------------------------

I would like to mail you another set of proxy materials. Do you still live at (address)?

After Shareholder Response:
---------------------------

Thank you for your time. Have a nice day/evening!